UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2014

INVENSENSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35269	01-0789977
(State or other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1745 Technology Drive, San Jose, Suite 200, CA 95110

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 988-7339

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of InvenSense, Inc. (the “Company”) was held on September 12, 2014. At the Annual Meeting, the following proposals were voted upon and approved:

Proposal 1: To elect two directors to serve until the 2017 Annual Meeting of Stockholders or until their successors are elected.

Directors	For	Withheld
Behrroz Abdi	39,861,787	243,276
Eric Stang	39,621,840	483,223

Proposal 2: To ratify the selection by the audit committee of the Company’s board of directors of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for its fiscal year ending March 29, 2015.

For	Against	Abstain
71,485,382	377,667	242,798

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2014

INVENSENSE, INC.

By:	/s/ Adam Tachner
Adam Tachner
Vice President and General Counsel